Trinity Industries, Inc. March 2014 Exhibit 99.1

2 Forward Looking Statements This presentation contains “forward looking statements” as defined by the Private Securities Litigation Reform Act of 1995 and includes statements as to expectations, beliefs and future financial performance, or assumptions underlying or concerning matters herein. These statements that are not historical facts are forward looking. Readers are directed to Trinity’s Form 10-K and other SEC filings for a description of certain of the business issues and risks, a change in any of which could cause actual results or outcomes to differ materially from those expressed in the forward looking statements. Any forward looking statement speaks only as of the date on which such statement is made. Trinity undertakes no obligation to update any forward looking statement or statements to reflect events or circumstances after the date on which such statement is made.

3 Agenda I. Overview II. Key Investment Considerations III. Strategy and Vision IV. Financial Highlights V. Appendix

$- $0.50 $1.00 $1.50 $2.00 $2.50 $3.00 $3.50 $4.00 $4.50 $5.00 $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 $4,000 $4,500 2007 2008 2009 2010 2011 2012 2013 Rail Group Leasing Barge CPG EEG All Other EPS, Total Company-diluted I. Trinity Industries, Inc. Overview 4  Trinity Industries, Inc. is a diversified industrial company that owns a variety of market-leading businesses providing products and services to the energy, transportation, chemical, and construction sectors  Trinity operates through five business segments:  Rail Group  Railcar Leasing and Management Services Group (“Leasing”)  Inland Barge Group  Construction Products Group (“CPG”)  Energy Equipment Group (“EEG”)  The Company serves its customers through manufacturing facilities located in the United States and Mexico and had approximately 18,460 employees at the end of 2013  Total Revenue and EBITDA for the LTM 12/13 was $4,365 million and $989 million, respectively External Revenue by Business Group(1) 1 Intersegment Revenues are eliminated and Leasing Revenues include revenues related to TRIP Holdings beginning in FY 2010; CPG Revenues for prior years have also been adjusted as a result of the divestiture of its Concrete business in March 2013 2 FY 2009 EPS excludes a $325 million pretax Goodwill impairment amounting to $3.14 per share; reported FY 2009 EPS was $(1.81) ($mm) (2)

II. Key Investment Considerations 5 Leading Market Positions Diversified Portfolio of Businesses Flexible and Cost-Effective Manufacturing Seasoned Performers Enrichment Value Focused

Leading Market Positions 6 Rail Group  Leading manufacturer of railcars in North America  Leading manufacturer of railcar axles in North America  Leading manufacturer of railcar coupling devices in North America Railcar Leasing and Management Services Group  Leading provider of railcar leasing and management services Inland Barge Group  Leading manufacturer of inland barges and fiberglass barge covers in the United States Construction Products Group  Leading full-line manufacturer of highway guardrail and crash cushions in the United States  Leading producer and distributor of lightweight and natural aggregates in the western and southwestern United States Energy Equipment Group  Leading manufacturer of structural wind towers in North America  Leading producer of storage containers and tank heads for pressure and non-pressure vessels in North America

Diversified Portfolio of Businesses 7 PRESENT (LTM 12/13) MEASUREABLE PROGRESS OVER LAST 10 YEARS Total Revenues = $4.4 B Our diversified portfolio of businesses generated a higher level of EPS on a similar level of deliveries during both the last rail industry downturn and delivery peak (1) Operating Profit Excludes All Other, Corporate and is reduced by Leasing Interest Expense of $157 million in LTM 12/13 (2) Rail percentage represents Operating Profit less all Intersegment Company Eliminations; Leasing percentage represents Operating Profit less Leasing Interest Expense (3) FY 2009 EPS excludes a $325 million pretax Goodwill impairment amounting to $3.14 per share; reported FY 2009 EPS was $(1.81) 48% 15% 12% 12% 13% Revenues 50% 20% 7% 9 14% Rail Leasing CPG EEG Barge Operating Profit(1) (2) (2) 0 5,000 10,000 15,000 20,000 25,000 30,000 -$0.50 $0.50 $1.50 $2.50 $3.50 $4.50 $5.50 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 Calendar Year EPS vs. Railcar Deliveries EPS, Total Company Railcar DeliveriesUnits $ (3)

Flexible and Cost-Effective Manufacturing 8 Flexibility Cost-Effective Trinity's manufacturing flexibility across product and business segments enhances our ability to opportunistically respond to changes in market demand Trinity’s manufacturing scale, vertical integration, and presence in the Southern U.S. and Mexico provides cost effective benefits across multiple business segments

# Enrichment Value Focused


External Reporting Groups
Rail
Leasing
Construction
Energy
Inland Barge
Trinity focuses on collaboration across business segments…
…generating synergies that enrich value and ultimately provide competitive benefits
Operational Focus Areas
Customer Sharing
Internal Component Sourcing
Shared Best Manufacturing Practices
Facility Optimization
Centralized Cost Savings

9

10 Seasoned Performer Across Various Market Conditions  Trinity is uniquely positioned for growth across various economic conditions  Seasoned management team knows how to assess the market, proactively plan for cycles and address changes in economic conditions  Manufacturing flexibility is a core competency, and when combined with our broad product offering allows us to pursue a wide range of orders  Cost-effective manufacturing footprint in the Southern United States and Mexico is a competitive advantage for many of our product lines  Shared synergies across business lines provide unique opportunities  Trinity’s lease fleet of 75,685 railcars provides a strong strategic connection to our customers, as well as a consistent long-term stream of profit and cash flow  Strong liquidity position of nearly $1.3 billion and a solid balance sheet as of December 31, 2013

III. Strategy and Vision: Operational 11 Strategically Grow the Lease Fleet Maximize Manufacturing Efficiency Selectively Build our Backlogs Diversify Through Organic Growth Acquire Complementary Product Portfolios Be a premier, diversified industrial company that generates superior earnings and returns for shareholders

# Strategy and Vision: Financial

**Balance Sheet Debt (at 12/31/13): ~ $2,990 mm[(1)]**

**Corporate Debt[(1)] -**
Convertible Subordinated Notes - $450 mm

**Leasing Debt[(2)] –**
*Recourse Debt:*
Capital lease obligations - $42 mm
*Non-recourse Debt:*
TILC Warehouse borrowings - $152 mm
TILC Long-term financings - $1,163 mm
Partially-Owned Subs Long-term financings - $1,256 mm

*(1) Excludes $74 mm of unamortized discount related to Company's convertible debt*
*(2) Total leasing financings of $2.6 billion, including partially-owned subsidiaries; Leasing railcar equipment has a net book value of $4.6 billion, excluding deferred profit and including partially-owned subsidiaries*

**Liquidity (at 12/31/13): ~ $1,257 mm**

Cash and Cash Equivalents - $578 mm
Corporate Revolver Availability - $356 mm
TILC Warehouse Availability - $323 mm

**Equity (at 12/31/13): ~ $2,749 mm**

**Maintain a conservative and liquid balance sheet to be attractively positioned to capitalize on opportunities**

- Working Capital
- Capital Expenditures
- Acquisitions
- Shareholder Distributions

12

$3.45 $1.33 $0.85 $1.77 $3.19 $4.75 $- $0.50 $1.00 $1.50 $2.00 $2.50 $3.00 $3.50 $4.00 $4.50 $5.00 2008 2009 2010 2011 2012 2013 $667 $443 $470 $612 $774 $989 $0 $200 $400 $600 $800 $1,000 $1,200 2008 2009 2010 2011 2012 2013 13 IV. Financial Highlights Trinity’s Earnings Summary FY 2008 – FY 2013(3) LTM as of December 31, 2013(1):  Revenues increased 15% from $3.8 billion to $4.4 billion  Operating profit increased 54% from $401 million to $616 million(2)  EBITDA increased 28% from $774 million to $989 million  Earnings per common diluted share increased 49% from $3.19 to $4.75 per diluted share Trinity’s EBITDA Summary FY 2008 – FY 2013(6) ($mm) (1) Relative to LTM 12/31/12; All numbers on a Continuing Operations basis except for EPS, which reflects Total Company EPS (2) Operating Profit includes Leasing Interest Expense (3) EPS is for Total Company, including Discontinued Operations (4) Excludes $325mm pre-tax impact of impairment of Goodwill amounting to $3.14 per share; reported FY 2009 EPS was $(1.81) (5) Beginning in FY 2010, TRIP Holdings Revenues and Operating Profit were consolidated with the Leasing Group (6) See Note in Appendix pg. 21 for Reconciliation of EBITDA; EBITDA for previous years has been adjusted as a result of the divestiture of the Company’s Concrete business (5) (5) (4)

Guidance and Outlook (As of February 20, 2014) 14 Rail Group Revenues ~ $3.1 – 3.4 billion in FY 2014 OP Margin ~ 17.5 – 19.0% in FY 2014 Shipments ~ 25,500 – 27,500 in FY 2014 Leasing Group Revenues from Operations ~ $585 – 615mm in FY 2014 OP from Operations ~ $260 - 280mm in FY 2014 Revenue Eliminations ~ $645 - 675mm in FY 2014 OP Elimination Impact ~ $100 – 115mm in FY 2014 Net Lease Fleet Additions ~ No Consumption of Cash in FY 2014 Inland Barge Group Revenues ~ $550 - 580mm in FY 2014 OP Margin ~ 14.0 – 16.0% in FY 2014 Construction Products Group Revenues ~ $530 - 560mm in FY 2014 OP Margin ~ 12.0 – 13.5% in FY 2014 Energy Equipment Group Revenues ~ $840 - 885mm in FY 2014 OP Margin ~ 11.0 – 12.0% in FY 2014 Total Company EPS ~ $6.30 – 7.00 in FY 2014 Manufacturing and Corporate Capital Expenditures ~ $200 - 250mm in FY 2014 Elimination Impact of Net Income Attributable to Noncontrolling Interest ~ $27-35mm in FY 2014 Any forward-looking statements made by the Company speak only as of the date on which they are made. The Company is under no obligation to, and expressly disclaims any obligation to, update or alter its forward-looking statements, whether as a result of new information, subsequent events or otherwise.

Appendix: Operating Business Summaries

$2,382 $2,563 $895 $522 $1,275 $2,013 $2,868 -4.0% 0.0% 4.0% 8.0% 12.0% 16.0% 20.0% $- $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 2007 2008 2009 2010 2011 2012 2013 Railcar Revenue Parts & Components Revenue OP Margin 16  Trinity delivered 24,335 railcars representing 46% of industry shipments during LTM 12/31/13  Trinity received orders for 32,240 railcars representing 49% of the industry total during LTM 12/31/13  Trinity’s order backlog was 39,895 railcars representing 55% of industry backlog as of 12/31/13  The value of Trinity’s order backlog of approximately $5.0 billion reflects a favorable mix of railcars in the backlog and the strength in the pricing environment for certain railcar types due to strong demand from the oil, gas, and chemical industries Rail Group  Leading manufacturer of railcars, railcar axles, and coupling devices in North America  Broadest product offering for railcar manufacturing in North America  Networking of customers between railcar sales and railcar leasing  Focus on new and advanced engineering designs  Centralized sourcing provides cost savings  Streamlined manufacturing efficiencies Rail Group Highlights Rail Group Revenues and OP Margin(1) (1) Before eliminations for Intersegment Sales to Leasing and Intercompany Profit (2) Excludes $325mm pretax charge for impairment of Goodwill; reported FY 2009 operating loss margin was 39.8% ($mm) (2) (1) Sources: Historical data as reported per the Railway Supply Institute. 2013-2017 projections are an average of estimates provided by Global Insight (11/13) and Economic Planning Associates, Inc. (01/14) and are provided as a point of reference. Rail 48% Total LTM 12/13 Rev $4.4B

$272 $314 $329 $461 $493 $529 $587 10.0% 20.0% 30.0% 40.0% 50.0% 60.0% $0 $100 $200 $300 $400 $500 $600 $700 2007 2008 2009 2010 2011 2012 2013 TILC Revenue Operations Margin PBT Margin 0 10,000 20,000 30,000 40,000 50,000 60,000 70,000 80,000 3/00 12/01 12/02 12/03 12/04 12/05 12/06 12/07 12/08 12/09 12/10 12/11 12/12 12/13 Tot al Ra ilc ar s 17 Railcar Leasing & Management Services Group  Leading provider of comprehensive railcar leasing and management services  Marketed with railcar sales activities as TrinityRail®  Provider of operating leases offering ‘one stop shopping’ for TrinityRail customers and asset management services for institutional investors  Strengthens relationship with end-user of railcar  Scale of operations facilitates active participation in secondary market activities for portfolio railcar sales as market conditions warrant  Secondary market activities generated $29.5 million in Operating Profit during LTM 12/13 compared to $58.3 million during LTM 12/12 Trinity Leasing’s capabilities provide the following advantages: Strategic Position Operating Benefits Financial Results  Complements product offering (one-stop shopping)  Provides Trinity’s rail customers option to purchase or lease  Facilitates ideal method for introduction of new products  Assists in balancing and extending production lines  Minimizes administrative costs  Provides an important dashboard of metrics for assessing railcar demand  Provides attractive cash return on investment  Minimizes the cyclicality of the company  Diversifies Trinity’s revenue and cash flow Leasing Operating Revenues and Profit (Excludes Car Sales)(3) ($mm) (3) Operations Margin calculated using only revenues and profit from Leasing Operations including Partially Owned Subsidiaries and excludes Car Sales; PBT Margin calculated using Operating Profit from Leasing Operations less Leasing Interest Expense Trinity’s Lease fleet has grown at a 17% CAGR since 2000 Leasing 15% Total LTM 12/13 Rev $4.4B (1) (2) (1) Includes TRIP Holdings starting in 2007 (2) Includes Partially-Owned Subsidiaries

$493 $625 $527 $422 $549 $675 $577 0% 3% 6% 9% 12% 15% 18% 21% 24% $- $100 $200 $300 $400 $500 $600 $700 $800 2007 2008 2009 2010 2011 2012 2013 Revenues OP Margin 18  Revenues down 15% in LTM 12/13 vs. LTM 12/12  Profitability continues to be strong compared to historical averages for this business - Operating Profit margin was 17% during LTM 12/13  Solid order backlog of $430mm at 12/31/13 due to strong tank barge demand. Hopper barge demand continues to remain weak  Production expansion and conversion activities completed in 2013 to increase tank barge capacity in response to strong demand from the oil, gas, and chemical industries Inland Barge Group Inland Barge Group Highlights Inland Barge Group Revenues and OP Margin Tank Barges Hopper Barges Transports grain & coal Transports liquids ($mm)  Leading manufacturer of inland barges and fiberglass barge covers in the United States  Multiple barge manufacturing facilities on inland waterways enable rapid delivery  Barge transportation has a cost advantage in high-cost fuel environments Replacement demand driver (as of 12/31/12):(5)  4,011 out of 17,794 hopper barges, or approximately 23%, are 20+ years old  1,096 out of 3,188 tank barges, or approximately 34%, are 20+ years old  Over the past 10 years, 14% more barges were scrapped vs. built (8,366 scrapped vs. 7,329 built from 2002 – 2012) (1) (1) OP Margin excludes a $5.1mm net gain due to flood-related insurance settlements; reported OP margin 16.3% (2) OP Margin excludes a $15.5 mm net gain due to flood-related insurance settlements; reported OP margin 19.4% (3) OP Margin excludes a $3.8 mm net gain due to flood-related insurance settlements and the sale of leased barges; reported OP margin 18.5% (2) (3) Barge 13% (5) Inform Economics (03/2013) Total LTM 12/13 Rev $4.4B

$326 $361 $281 $354 $453 $484 $525 6.0% 7.0% 8.0% 9.0% 10.0% 11.0% 12.0% 13.0% 14.0% $- $100 $200 $300 $400 $500 $600 2007 2008 2009 2010 2011 2012 2013 Highway Products Other OP Margin 19  Revenues and Operating Profit increased 9% and 17% respectively LTM 12/13 vs. LTM 12/12 as a result of acquisition related volumes in our Aggregates business, partially offset by lower volumes in the highway products business  Maintained a solid level of profitability during LTM 12/13 despite a soft highway products market  Portfolio repositioning activities since 2011 include the completion of several acquisitions, including the addition of another custom galvanizing business and increased exposure to Aggregates in 2013 Construction Products Group  Leading U.S. manufacturer of highway guardrail, crash cushions, and other protective barriers; plus a line of proprietary products including guardrail end treatments and cable barrier guardrail systems  Leading producer and distributor of lightweight and natural aggregates in the western and southwestern United States  Diversified exposure to commercial, residential, industrial, and highway markets  Demand tied to the North American infrastructure build out and federal funding  Business has grown both organically and through acquisitions over the last few years Construction Products Group Highlights Construction Products Group Revenues and OP Margin (1) (1) Revenues and OP Margin in prior years have been adjusted as a result of the divestiture of the Concrete business in March 2013 (2) Acquired Quixote Corporation in February 2010 which increased Highway Products revenue by 31% during 2010. CPG 12% Total LTM 12/13 Rev $4.4B ($mm) (2)

$434 $633 $510 $420 $473 $ 559 $665 0% 2% 4% 6% 8% 10% 12% 14% 16% 18% $- $100 $200 $300 $400 $500 $600 $700 2007 2008 2009 2010 2011 2012 2013 Wind Tower Revenues Other Revenues OP Margin 20 Structural Wind Towers:  Revenues of $237 million in LTM 12/31/13  Backlog of $554 million as of 12/31/13  Plants are strategically located along the central corridor where the majority of wind farms are installed  Able to shift manufacturing capacity to meet market demand for wind towers due to flexible manufacturing platform Tank Storage Containers and Other:  Acquired heavy manufacturing plants from DMI Industries, a wind tower manufacturer, in 2012. Quickly converted plants to multi-purpose facilities in support of storage containers as well as tank railcars and wind towers  Acquired Forjas Metalicas in April 2013, a manufacturer of steel products for the electricity transmission market  Acquired WesMor Cryogenics and Alloy Custom Products in Q1 2014 to broaden our presence in the cryogenics container market  Acquired Platinum Energy Services in Q1 2014 to expand our product portfolio to include energy related equipment used at the well-site and in midstream locations Energy Equipment Group  Leading manufacturer of structural wind towers in North America  Leading manufacturer of storage containers and tank heads for pressure and non-pressure vessels in North America  Leading manufacturer of cryogenic transportation equipment used to store and transport liquefied gases  Low-cost manufacturer with primary storage container production in Mexico facilities  Synergies among products across multiple Trinity business groups Energy Equipment Group Highlights Energy Equipment Group Revenues & OP Margin EEG 12% ($mm) Total LTM 12/13 Rev $4.4B

# Reconciliation of EBITDA(1) (in millions)

| | 2008 | 2009 | 2010(2) | 2011(2) | 2012(2) | 2013(2) |
|---|---|---|---|---|---|---|
| Income (loss) from continuing operations | $266.8 | ($140.8) | $69.4 | $146.8 | $251.9 | $386.1 |
| Add: | | | | | | |
| Interest expense | 109.4 | 123.1 | 182.1 | 185.3 | 194.7 | 187.3 |
| Provision/(Benefit) for income taxes | 163.5 | (11.5) | 37.3 | 92.2 | 134.0 | 204.4 |
| Depreciation & amortization expense | 126.8 | 147.1 | 180.9 | 187.7 | 193.7 | 211.5 |
| Goodwill impairment | - | 325.0 | - | - | - | |
| Earnings from continuing operations before interest expense, income taxes, and depreciation and amortization expense | $666.5 | $442.9 | $469.7 | $612.0 | $774.3 | $989.3 |

"EBITDA" is defined as income (loss) from continuing operations plus interest expense, income taxes, and depreciation and amortization including goodwill impairment charges. EBITDA is not a calculation based on generally accepted accounting principles. The amounts included in the EBITDA calculation, however, are derived from amounts included in the historical statements of operations data. In addition, EBITDA should not be considered as an alternative to net income or operating income as an indicator of our operating performance, or as an alternative to operating cash flows as a measure of liquidity. We believe EBITDA assists investors in comparing a company's performance on a consistent basis without regard to depreciation and amortization, which can vary significantly depending upon many factors. However, the EBITDA measure presented in this presentation may not always be comparable to similarly titled measures by other companies due to differences in the components of the calculation.

(1) EBITDA for previous years has been adjusted as a result of the divestiture of the Company's Concrete business

(2) Includes results of operations related to TRIP starting January 1, 2010

21

Reconciliation of PBT Margin – Railcar Leasing and Management Services Group 22 (in millions except for PBT Margin) 2007 2008 2009 2010 2011 2012 2013 From Leasing Operations: Revenue 272$ 314$ 329$ 461$ 493$ 529$ 587$ Operating Profit 112 124 129 200 225 243 267 Less: Interest Expense (43) (67) (80) (139) (161) (174) (157) Profit before tax (PBT) 155$ 192$ 209$ 339$ 386$ 417$ 425$ PBT Margin 57% 61% 63% 73% 78% 79% 72%